SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: MAY 14, 2004
                                  -----------
                       (Date of earliest event reported)


                              DATAMEG CORPORATION
                               ------------------
             (Exact name of registrant as specified in its charter)

NEW YORK                         000-12493                13-3134389
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(State or Other           (Commission File Number)       (IRS Employer
Jurisdiction of                                         Identification No.)
Corporation)


             P.O. Box 130145, Boston, MA                      02113
        --------------------------------------                -----
      (Address of principal executive offices)              (Zip Code)



                  Registrant's telephone number (617) 875-4892


                                        N/A
                      ------------------------------------
        (Former name and former address, if changed since last report.)



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Item 5. Other Events.

DataMEG Corp (the "Company") issued a press release, dated MAY 14, 2004 entitled: "DataMEG Corp. Removes Unauthorized Berlin-Bremen Stock Exchange Listing" The press release is in its entirety below:


DataMEG Corp. Removes Unauthorized Berlin-Bremen Stock Exchange Listing

FRIDAY, MAY 14, 2004 9:30 AM

PR Newswire

BOSTON, May 14, 2004 /PRNewswire-FirstCall via COMTEX/ -- DataMEG Corp. (DTMG) announced that they have de-listed the Company's stock from the Berlin-Bremen Stock Exchange. The listing was made effective on the Berlin-Bremen Exchange March 30, 2004 and two days prior to the effective date of the NASD Regulation governing Affirmative Determination and the short-selling of shares. DataMEG Corp. launched an investigation to determine how the listing was done without the Company's knowledge or consent. Management, in conjunction with its IR Firm, delivered a formal request to the exchange to have its stock de-listed and removed from trading.

A German brokerage house, which sponsored the listing, told DataMEG Corp. that they had issued a letter to the Company, authorizing the listing on behalf of DataMEG Corp. The Company stated that they never received this letter and then made a formal request to the German brokerage house to reproduce any copies of the alleged listing authorization correspondence. To date DataMEG Corp. has not received any copies of this authorizing letter.

The German brokerage house, in correspondence dated May 13, 2004 and in conjunction with correspondence and official notification from the Berlin-Bremen Exchange, notified DataMEG Corp. that the listing had been removed and trading of DTMG shares had been terminated effective the close of business on May 13, 2004.

DataMEG Corp. management will continue in its investigation and has contacted the United States Secret Service at the US Embassy in Berlin, Germany about this unauthorized transaction involving a US based financial instrument. The United States Secret Service is the appropriate United States governmental agency to conduct a review of this irregular activity, at this time.

Andrew Benson, President DataMEG Corp. states, "We have noticed a constant selling pressure on the Company's equity at or around the same time this listing appeared on the Berlin Exchange. We will continue with our investigation to determine how such a transaction occurred and who solicited and authorized this listing transaction without the Company's consent."

For further information about this release and the business on-goings at DTMG, contact Rich Kaiser, Investor Relations, YES INTERNATIONAL, #800-631-8127.

Except for the historical information contained herein, this press release contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, which involves a number of risks and uncertainties. These forward-looking statements may be identified by reference to a future period by use of forward-looking terminology such as "expect," "anticipate," "could," "would," "will," and "may" and other words of similar nature. Certain important factors and risks could cause results to differ materially from those anticipated by the statements herein. Such factors and risks include DataMEG's history of net losses and inability to generate operating revenues, the company's need for additional funding, the development of viable products by DataMEG's subsidiaries, Casco Communications and North Electric Company, and the business conditions and growth in the related areas of telecommunications, wireless and digital transmission, and in the economy in general. Other factors include the competitive pressures from the rapid pace of alternative technology advancements and DataMEG's ability to gain market acceptance of its products in development. These and other risks may be detailed from time to time in DataMEG's filings with the Securities and Exchange Commission. Neither DataMEG nor its subsidiaries undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE DataMEG Corp.



                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAMEG CORP. (Registrant)

Date:MAY 14, 2004

 By: /s/ Andrew Benson
 ----------------------------
 Andrew Benson
 President and Sole Director
 (Principal executive and principal financial officer)